Dividends	6 Months Ended
Jun. 30, 2022
Interim Financial Reporting [Abstract]
Disclosure of dividends [text block]	Dividends
Dividends payable
BP today announced an interim dividend of 6.006 cents per ordinary share which is expected to be paid on 23 September 2022 to ordinary shareholders and American Depositary Share (ADS) holders on the register on 12 August 2022. The ex-dividend date will be 11 August 2022. The corresponding amount in sterling is due to be announced on 6 September 2022, calculated based on the average of the market exchange rates over three dealing days between 31 August 2022 and 2 September 2022. Holders of ADSs are expected to receive $0.36036 per ADS (less applicable fees). The board has decided not to offer a scrip dividend alternative in respect of the second quarter 2022 dividend. Ordinary shareholders and ADS holders (subject to certain exceptions) will be able to participate in a dividend reinvestment programme. Details of the second quarter dividend and timetable are available at bp.com/dividends and further details of the dividend reinvestment programmes are available at bp.com/drip.

	Second	Second	First	First
	quarter	quarter	half	half
	2022	2021	2022	2021
Dividends paid per ordinary share
cents	5.460	5.250	10.920	10.500
pence	4.356	3.712	8.515	7.480
Dividends paid per ADS (cents)	32.76	31.50	65.52	63.00